VECTRUS 1st Quarter 2022 Results Chuck Prow – President and Chief Executive Officer Susan Lynch – Senior Vice President and Chief Financial Officer May 10, 2022

vectrus.com TRUE TO YOUR MISSION / FORWARD-LOOKING STATEMENTS Certain material presented in this presentation includes forward-looking statements intended to qualify for the safe harbor from liability established by the Securities Exchange Act of 1934, as amended. These forward- looking statements include, but are not limited to, Vectrus may be unable to obtain shareholder approval as required for the consummation of the transactions contemplated by the merger agreement, including the mergers (the “Transaction”); the Transaction is subject to many closing conditions, and if these conditions are not satisfied or waived, the Transaction may not be completed; combining the two companies may be more difficult, costly or time-consuming than expected and the anticipated benefits and cost savings of the Transaction may not be realized; Vectrus and Vertex will be subject to certain operating restrictions until, and business uncertainties until and following, the consummation of the Transaction; litigation filed against Vectrus, Vertex, Andor Merger Sub Inc., Andor Merger Sub LLC and/or the members of the Vectrus Board could prevent or delay the consummation of the Transaction or result in the payment of damages following completion of the Transaction; Vectrus may be adversely affected by other economic, business, and/or competitive factors; regulatory approval could prevent, or substantially delay, consummation of the mergers; the termination of the merger agreement could negatively impact Vectrus; the effect of the Transaction on the ability of Vectrus to retain and maintain relationships with both Vectrus’s and Vertex’s customers, including the U.S. Government; other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; the risk that the integration of Vertex may distract management from other important matters; results from the Transaction may be different than those anticipated; and statements about Vectrus’s 2022 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the impacts of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward- looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward- looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional Information and Where to Find It In connection with the Transaction, Vectrus has filed with the SEC and mailed or otherwise provided to its shareholders a proxy statement regarding the Transaction. BEFORE MAKING ANY VOTING DECISION, VECTRUS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY VECTRUS WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors and shareholders can obtain a free copy of the proxy statement and other documents containing important information about Vectrus and Vertex through the website maintained by the SEC at www.sec.gov. Vectrus makes available free of charge at www.vectrus.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC. Use of Projections The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Vectrus’ control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Vectrus or its representatives considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), including forward-looking measures, which may be different from non-GAAP financial measures used by other companies. These non- GAAP measures, and other measures that are calculated using these non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. We have provided additional information regarding these measures throughout in an Appendix to this presentation. Reconciliations of our forward-looking non-GAAP measures to the closest corresponding GAAP measures are not available without unreasonable efforts due to the uncertainties discussed above, which could have a potentially significant impact on our future results. Disclaimers 2vectrus.com TRUE TO YOUR MISSION /

vectrus.com TRUE TO YOUR MISSION / Call Participants 3 Chuck Prow President and Chief Executive Officer Susan Lynch Senior Vice President and Chief Financial Officer vectrus.com TRUE TO YOUR MISSION /

# Vectrus Q1 2022 Highlights

- Revenue of $456M (+5.2% y/y, +8.8% seq)
- Q1 Operating Results:
  - Operating income of $5.2 million includes ~$9 million of merger and integration related expenses
  - Adjusted EBITDA[1] of $18.2 million and margin of 4.0%
  - EPS of $0.24 and Adjusted diluted EPS[1] of $1.01
- Strong backlog of $4.5 billion
- Leverage ratio of 1.4x, improved from 2.0x in Q1'21
- Growth in INDOPACOM continues (now 4% of revenue) and our footprint in the region is expanding
  - Ahead of schedule completion of transition at LCV – Kwajalein in April
  - GFY'23 budget bodes well for future growth
- Continued strong momentum working with the Navy
  - Awarded $60 million Spectrum Management recompete
  - Successfully supported the Navy's water remediation efforts in Hawaii
- Successfully completed phase-in at Fort Benning
- Key awards enhance our ability to deliver integrated solutions to the converged environment
  - 5G Smart Warehouse Down Select
- Secured wins with intelligence community clients
- Supporting contingency efforts in Europe
- Reiterating 2022 Revenue and Adjusted EPS[1] guidance
- Announced merger with Vertex


AISLE 2A
AISLE 2B

[1] *See appendix for reconciliation of non-GAAP measures.*

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vectrus.com TRUE TO YOUR MISSION / Significant Accomplishments 5vectrus.com TRUE TO YOUR MISSION / 5G Smart Warehouse Down Select  Vectrus was selected by the DoD to complete the final phases of application development for a 5G Smart Warehouse at Naval Base Coronado (NBC).  The DoD hosted a 5G Smart Warehouse Network ribbon-cutting ceremony at NBC on April 29th. Reached Full Operations in Kwajalein Ahead of Schedule  Vectrus successfully reached full operational capability supporting US Army Garrison-Kwajalein at the end of April.  Our team of over 1,500 employees and partners provide a full spectrum of services including operating schools, commissaries, retail stores, community centers. We also provide healthcare, environmental management, facility support, transportation, and IT services across the island. Fort Benning Successful Start Up  Vectrus completed a successful transition of the US Army’s EAGLE Contract for the Logistics Readiness Center at Ft. Benning in Columbus, Georgia.  The transition involved over 700 personnel that will be providing maintenance, transportation and supply services for US Army’s Maneuver Training Center. Rapid Response Water Remediation  Vectrus provided support for the Navy’s Water Remediation efforts in Hawaii.  This effort was accomplished by using 25 Granular Carbon Activation units that filter 1 million gallons per day and were utilized to flush over 100+ water distribution points. Supporting Europe Contingency Mission for U.S. Air Force  Late in the quarter, Vectrus was awarded an important task order to provide various mission critical support services in Europe as part of the European Deterrence Initiative. Captain Timothy A. Brown As one of the first sites funded to test this technology for the U.S. military, we will help map 5G development and DoD strategies moving into the future.

# Notable Contract Wins to Date

VECTRUS
TRUE TO YOUR MISSION

### Spectrum Management

**$60M**

Awarded the next generation follow-on contract with the Naval Surface Warfare Center supporting the Navy in solving afloat electromagnetic interference/compatibility challenges for the fleet.

### WOLF RAPID MAC

**IDIQ**

Awarded a position on the Navy Webster Out Lying Field (WOLF) IDIQ contract. WOLF provides rapid engineering, integration, and mission support to Navy, Joint, and coalition forces worldwide utilizing numerous platforms and integrated capabilities.

### Electromagnetic

**$5M**

Awarded a subcontract performing electromagnetic test & evaluation engineering. Vectrus helps resolve technical issues for Navy and Marine Corps aircraft worldwide.

### Classified Programs

**$27M**

Multiple wins providing IT and integrated security services that protect physical assets, IP and computer systems for various clients.

### 5G Smart Warehouse

**$8M**

Down-selected to complete the final phases of application development for 5G Smart Warehouse at Naval Base Coronado.

### Europe Contingency

**$20M**

AFCAP V urgent-and-compelling task order to provide support services in Europe.

### Golden Knights

**$6M**

Supporting the US Army Parachute Team (Golden Knights) with aircraft maintenance, logistics, and pilot services.

### STARS III

**IDIQ**

Awarded to a Vectrus Joint Venture. This multiple award contract vehicle allows federal agencies access to customized IT solutions including emerging technologies and technological convergence.

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vectrus.com TRUE TO YOUR MISSION / Q1’22 Financial Results 7 1 See appendix for reconciliation of non-GAAP measures. . Revenue ($M) Operating Margin & Adj. EBITDA Margin1 Diluted EPS Adj. Diluted EPS1 $434.0 $456.5 Q1'21 Q1'22 3.8% 4.8% 1.1% 4.0% Q1'21 Q1'22 $1.02 $0.24 Q1'21 Q1'22 $1.20 $1.01 Q1'21 Q1'22 vectrus.com TRUE TO YOUR MISSION /

vectrus.com TRUE TO YOUR MISSION / Cash Flow and Liquidity 8 1 Cash excludes restricted cash 2 Net Debt = Debt – Cash ($M) Q1 2021 Q1 2022 YTD Net Cash Provided by (Used in) Operating Activities ($21.7) ($26.4) Cash1 $38.3 $23.0 Receivables $359.2 $377.6 Debt $177.0 $119.8 Net Debt2 $138.7 $96.8 Leverage Ratio(x) 2.0x 1.4x • YTD Net Cash Used in Operations of $26.4 million; current quarter included: • ~$8.0 million CARES Act repayment and • ~$2.0 million merger related expenditures • Strong balance sheet and financial position vectrus.com TRUE TO YOUR MISSION /

vectrus.com TRUE TO YOUR MISSION / 9 Backlog and Book-to-Bill Total Q1’21 Backlog of $4.5 Billion Backlog1 ($B) Trailing 12-Month Book-to-Bill Ratio 0.8 x 1.2 x 1.3 x 1.0 x 1.0 x Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 $ 0.9 $ 1.3 $ 1.2 $ 1.0 $ 0.8 $ 3.6 $ 3.6 $ 3.7 $ 4.0 $ 3.7 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Unfunded Funded $4.9 $4.5$4.9 $4.5 $5.0 TTM Book-to-Bill Ratio is 1.0x 1 Total Backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts.

# 2022 Guidance

| ($M, except per share data) | 2022 Guidance | 2022 Mid-Point |
|---|---|---|
| Revenue | $1,820 - $1,860 | $1,840 |
| Adjusted EBITDA Margin[1] (%) | 4.5% - 4.7% | 4.6% |
| Adjusted Diluted Earnings Per Share[1] | $4.57 - $4.93 | $4.74 |
| Net Cash Provided by Operating Activities Excluding M&A Costs[1] | $50.0 - $53.5 | $51.75 |

## 2022 guidance assumptions include:

- Capital expenditures ~ $10 million
- Depreciation and amortization ~ $15 million
  - Amortization of acquired intangible assets ~ $8.5 million
- Mandatory debt payments $10.4 million
- Interest expense ~ $7 million
- Tax rate of ~ 19.0%;
- Diluted EPS assumes 12.0 million weighted average diluted shares outstanding on December 31, 2022
- First repayment of CARES Act deferrals occurred in Q1 2022 ~ $8 million
- Guidance does not include the impact of Vertex transaction

[1] *Due to the merger activities with Vertex, the company is not providing GAAP guidance or a reconciliation of forward-looking measures including adjusted diluted EPS to GAAP diluted EPS or adjusted EBITDA margin to GAAP net income due to the difficulty in forecasting the transaction timing and quantifying certain amounts that are necessary for such reconciliation.*

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Merger Update

# Creating a Global Leader in Mission-Essential Solutions

VECTRUS TRUE TO YOUR MISSION | Vertex

## 2022E Pro Forma

VECTRUS TRUE TO YOUR MISSION | Vertex

| | |
|---|---|
| ~$3.6B | >$12B |
| Revenue | Backlog[1] |
| ~$290M | >8% |
| Adjusted EBITDA[2] | Adjusted EBITDA Margin[2] |

**Expected to be Accretive to Adjusted Diluted EPS and FCF Per Share in Year 1 Post-Close**

## Benefits of the Strategic Combination

- Talented Global Workforce with Strong Cultural Fit Through Shared Mission
- Provides Greater Scale and Market Leadership in the Converged Environment
- Improves Geographic, Client and Contract Diversity
- Enhances Portfolio of Technologies and Solutions to Better Provide Full Life-cycle Support to the Most Critical & Enduring Missions
- Attractive Financial Profile with High Growth, Strong Cash Flow and Flexible Balance Sheet
- Large Combined Backlog, including Recent $850 million Navy Test Wing Award at Vertex, Provides Significant Revenue Visibility
- Clearly Identified Cost Synergies and Tax Attributes with Incremental Revenue Growth Opportunities

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*Note: Adjusted EBITDA is a non-GAAP financial measure. Please see Non-GAAP definitions included in the appendix of this presentation. [1] As of 12/31/2021. Includes recent $850 million Navy Test Wing Award at Vertex that is currently under protest at the GAO. [2] Includes run-rate synergies of $20 million.*

vectrus.com TRUE TO YOUR MISSION / Storied Histories and Shared Vision 13vectrus.com TRUE TO YOUR MISSION / Shared Values and Unwavering Commitment to the Customer Mission 1975 Founded by Beech Aerospace Services 2018 Acquired by AIP in carveout from L3 2021 Acquired the Technology and Training Solutions business from Raytheon 1945 ITT Federal founded 2014 Vectrus spun out of Exelis 2018-20 Acquired SENTEL, Advantor, Zenetex, HHB Decades of History and Service Client-Focused Culture Built on Shared Mission Integrity Commitment to upholding the highest ethical standards Responsibility Caring for surrounding community and environment Respect Valuing different ideas, opinions, and experiences Professionalism Acting professionally at all times 2011 Exelis formed out of ITT Defense / Federal Systems 2003 Acquired by L3

# Vertex's Capability-Rich Portfolio is Highly Strategic to Vectrus

| Key Metrics | FY 2022E[1] |
|---|---|
| Revenue | ~$1.8B |
| *% 2022E YoY Growth* | *>10%* |
| Adjusted EBITDA | $193M |
| *% Margin* | *~11%* |
| Backlog (as of 12/31/2021) | $7.2B[2] |
| Locations / Employees (as of 12/31/2021) | 125+ / 5,600 |

## Revenue Mix (FY 2021A)

Geographic



OCONUS
11%
CONUS
89%

Client



Army
12%
Navy
30%
Air Force
28%
Other
30%

Contract



Cost Plus
17%
Fixed Price / T&M
83%

### Engineering and Logistics Solutions

Design, development and delivery of technical services and logistics analysis and support



### Aerospace & Defense Services

Aviation lifecycle support including all levels of maintenance, modification repair and overhaul, global logistics support and integrated supply chain solutions



### Modernization & Sustainment

Broad engineering capabilities which modernize and sustain critical and enduring platforms and systems



### Training Solutions

High consequence live, virtual/augmented reality and constructive technology enabled training solutions



### Mission Support

Large-scale complex critical system and secure platform management and maintenance, often in challenging environments



### Sensor and Platform Integration

Technology insertion and upgrades into complex airborne and ground systems platforms



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*Note: Adjusted EBITDA is a non-GAAP financial measure. Please see Non-GAAP definitions included in the appendix of this presentation. Information Pro-Forma for acquisition of Technology and Training Solutions business acquired from Raytheon.*
*[1] Based on unaudited prospective financial information prepared and provided to Vectrus by Vertex, as adjusted by Vectrus. [2] Includes $850 million Navy Test Wing Award at Vertex that is currently under protest.*

# Combination Creates Truly Unique and Comprehensive Set of Capabilities

| | Capabilities: | Vectrus | Vertex | Vectrus + Vertex |
|---|---|---|---|---|
| Operations & Logistics | Supply Chain Management | ✓ | ✓ | ✓ |
| | Base Operations | ✓ | | ✓ |
| | Security | ✓ | ✓ | ✓ |
| | Sustainment | ✓ | ✓ | ✓ |
| Aerospace | Defense Maintenance Services | | ✓ | ✓ |
| | Integration & Sustainment | | ✓ | ✓ |
| | MRO | ✓ | ✓ | ✓ |
| Training | Defense Training | ✓ | ✓ | ✓ |
| | Life Cycle Support | | ✓ | ✓ |
| Technology | Sensor & Platforms | | ✓ | ✓ |
| | Mission Support | ✓ | ✓ | ✓ |
| | Engineering & Digital Integration | ✓ | | ✓ |
| | Modernization | ✓ | ✓ | ✓ |

**Industry-Leading Portfolio of Mission-Essential Solutions**

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# Better Positioned and More Diversified Business

VECTRUS TRUE TO YOUR MISSION | Vertex

## Client Mix

**Vectrus**


Army
64%
Other
9%
Air
Force
12%
Navy
15%

**Vertex**


Army
12%
Other
30%
Navy
30%
Air Force
28%

**Vectrus + Vertex**


Other
18%
Army
41%
Air Force
19%
Navy
22%

| | Vectrus | Vertex | Vectrus + Vertex |
|---|---|---|---|
| Contract Summary | ~$5.0B Backlog[1]<br>~$15B Pipeline<br>~2.8x Backlog / 2022E Revenue | ~$7.2B Backlog[1,2]<br>~$20B Pipeline<br>~4.0x Backlog / 2022E Revenue | $12B+ Backlog[1,2]<br>$60B+ Pipeline[3]<br>~3.4x Backlog / 2022E Revenue |
| Key Programs[1] | • LOGCAP V<br>• OMDAC<br>• AFCAP<br>• Thule<br>• Electronic Security | • T-45<br>• KC-10<br>• TH-73<br>• SECREPS<br>• Cobra Dane | • LOGCAP V<br>• OMDAC<br>• T-45<br>• KC-10<br>• TH-73 |
| Recent New Program Awards | ✓ EAGLE Contract – Fort Benning Task Order<br>✓ AFCAP V Task Orders<br>✓ WOLF Rapid MAC | ✓ Naval Test Wing Atlantic<br>✓ Eglin Wide Agile Acquisition Contract<br>✓ Air Force Global Strike | |

**Combination Further Diversifies and Strengthens Contract Base**

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[1] As of 12/31/2021. [2] Includes recent $850 million Navy Test Wing Award at Vertex that is currently under protest at the GAO. [3] Reflects total pipeline opportunity per management estimates.

# Supported by Long-Term Contracts


Today
Multiple Opportunities Extend Beyond 2027
Vertex T-45 Aircraft Maintenance and Logistics Support
Vertex Navy Test Wing Atlantic (under protest)
Vertex AV-8B Harrier II Contractor Logistics Support
Vectrus Isa Air Base, Bahrain
Vectrus NSF Romania BOS
Vertex AHTS Contractor Logistics Support
Vertex E6-B Maintenance and Modification
Vectrus LOGCAP V – Kwajalein
Vectrus LOGCAP V – Kuwait & K-BOSSS
Vectrus OMDAC (Army Communications)
Vertex SECREPS Combat Vehicle Logistics Integration
Vertex AWW-13 Data Link Pod (DLP)
Vertex Screening Equipment Deployment Services
Vectrus LOGCAP V – Iraq
Vectrus Classified
Vectrus Navy Weapons System Sustainment (WSS)
Vertex USMC CH-53E Super Stallion RESET
Vertex Cobra Dane
Vertex KC / KDC-10 Airframe Logistics
Legend
Air Force
Army
Homeland Security
Marines
Navy
2021
2022
2023
2024
2025
2026
2027
2028

**Over 40% of Revenue On Contract Through at least 2025**

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*Note: Contracts shown from award date.*

# Pro Forma Financial Profile

2022E Figures[1]

## Revenue



~$1.8B
~$3.6B
VECTRUS
VECTRUS + Vertex

## Adjusted EBITDA



~$81M
~$290M3
VECTRUS
VECTRUS + Vertex

| 2022E | Vectrus Guidance[2] | Illustrative Pro Forma[1] |
|---|---|---|
| Revenue | $ 1.8bn | $ 3.6bn |
| *YoY Growth* | *3%* | *6%* |
| Adj. EBITDA Margin | 4.6 % | >8 %[3] |
| CapEx | $ 10mm | $ 20mm |
| Tax Rate | 19 % | 23 % *Excluding Tax Asset* |

*Tax Asset Reduces Cash Tax Rate to ~16%*

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*Note: Adjusted EBITDA is a non-GAAP financial measure. Please see Non-GAAP definitions included in the appendix of this presentation. [1] Combined company based on unaudited prospective financial information prepared and provided to Vectrus by Vertex, as adjusted by Vectrus management. See "Certain Unaudited Financial Information". [2] Based on midpoint of May 2022 guidance. [3] Includes run-rate synergies of $20 million.*

vectrus.com TRUE TO YOUR MISSION / ~$290M¹ 2022 2026 ~$3.6B 2022 2026 vectrus.com TRUE TO YOUR MISSION / Highly Attractive Financial Opportunity 19 Significant Shareholder Value Creation Opportunity Pro Forma Revenue Pro Forma Adjusted EBITDA Note: Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP financial measures. Please see Non-GAAP definitions included in the appendix of this presentation. 1 Assumes run-rate synergies of $20 million. Long-Term Margin Potential of >9% Potential for Annual Revenue Growth of ~10%

# Illustrative Pro Forma Cash Flow



$ 290
$(72)
$(28)
$(20)
$(25)
+$15
$ 161
Pro Forma Adj. EBITDA 2022E
Interest Expense
Cash Taxes
CapEx
Illustrative Net Working Capital[1]
Illustrative Stock Based Compensation
Illustrative Pro Forma Free Cash Flow

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Note: Pro Forma Free Cash Flow is an illustrative metric to show free cash flow assuming Vectrus and Vertex transaction closed on 12/31/2021. [1] Illustrative Net Working Capital Assumption to support Pro Forma revenue growth

vectrus.com TRUE TO YOUR MISSION /vectrus.com TRUE TO YOUR MISSION / Clear Path to Deleveraging 21 Pro forma leverage profile broadly in line with sector Strong cash flow generation Low CapEx business model >$12 billion of pro forma backlog provides over three years of revenue coverage Net Leverage Benchmarking 3.2x 3.8x ~3.0x ~2.0-3.0x Select Public Government Services Companies¹ Pro Forma at Close Pro Forma 2023 Target Long-Term Target Pro Forma Target Leverage Below 3.0x within 18 Months of Close 1 Includes Booz Allen Hamilton, CACI, KBR, Leidos, and SAIC. Net leverage calculated as of March 31, 2022 filings.

vectrus.com TRUE TO YOUR MISSION / 22vectrus.com TRUE TO YOUR MISSION / Creating Value for All Stakeholders Shareholders • Significantly improved margins and larger backlog • Expected to be accretive to EPS and Free Cash Flow per share in year one post-close • Committed to debt reduction to preserve strategic and financial flexibility Clients • Positioned to deliver more integrated and comprehensive solutions • Cost reductions result in meaningful savings to the client Employees • Shared mission, vision and values • Expanded and improved career opportunities at a larger, more diversified company

vectrus.com TRUE TO YOUR MISSION / Merger Update and Timeline 23vectrus.com TRUE TO YOUR MISSION / Expected to Close during Q3 2022 March 7 Transaction announced March 21 Hart-Scott-Rodino (HSR) Antitrust filing April 21 30-day waiting period on HSR ended April 27 Preliminary Proxy filed Ongoing Integration planning underway Q3 2022 Expected to Close May 9 Definitive Proxy filed June 15 Special Meeting

Appendix

# Transaction Summary

| | |
|---|---|
| Transaction Structure | • Vectrus to issue stock to Vertex shareholders in an all-stock merger<br>• Vectrus shareholders will own ~38% and Vertex shareholders will own ~62% of the combined company<br>• Transaction values Vertex at ~$2.1 billion or ~9.5x 2021 EV/EBITDA (~9.0x 2022E), net of ~$160 million Vertex tax attributes and ~$20 million pro forma cost synergies |
| Capital Structure | • Pro forma net debt at close of ~$1.1 billion or ~3.8x LTM EBITDA, in line with select government services peers |
| Leadership & Governance | • Vectrus CEO Chuck Prow will serve as CEO and Vectrus CFO Susan Lynch will serve as CFO<br>• Mary L. Howell to serve as Chairman<br>• 11-member Board composed of 6 current Vectrus directors, including Ms. Howell and Mr. Prow, and 5 Vertex-appointed directors, including current Vertex CEO Ed Boyington |
| Vertex Shareholders | • Subject to 6-month lockup post transaction close<br>• Board representation will step down with Vertex ownership interest once it falls below ~36% |
| HQ & Listing | • Company will be headquartered in Northern Virginia<br>• Company to be renamed post-close to V2X and maintain listing on NYSE |
| Timing | • Transaction unanimously approved by Vectrus Board of Directors<br>• Expected to close in Q3 2022, subject to regulatory approvals, Vectrus shareholder approval and customary closing conditions |



vectrus.com TRUE TO YOUR MISSION 25

Note: Adjusted EBITDA is a non-GAAP financial measure. Please see Non-GAAP definitions included in the appendix of this presentation.

vectrus.com TRUE TO YOUR MISSION / Compelling Valuation Relative to Peers 26vectrus.com TRUE TO YOUR MISSION / … At A Significant Valuation Discount to PeersAttractive Financial Profile… Note: Market data as of 06-May-2022. Adjusted EBITDA is a non-GAAP financial measure. Please see Non-GAAP definitions included in the appendix of this presentation. 1 Peer set includes Booz Allen Hamilton, CACI, Jacobs, KBR, Leidos, ManTech, Parsons, and SAIC. 2 Assumes run-rate synergies of $20 million. 3 Assumes pro forma 2022E EBITDA of $290mm and ~$1.1bn of net debt at close. 4 Adjusted for stock-based compensation expense. 7.1 x3 14.9 x 14.1 x 14.1 x 13.5 x4 13.0 x 12.7 x 11.5 x 10.7 x + Median: 13.3x >6% 4% ‘2 1A – ‘2 2E R ev en u e G ro w th (% ) >8%2 10% + Peer Median1 ‘2 2E E B IT D A M ar g in (% ) + Peer Median1 2022E EV / EBITDA Pro Forma Pro Forma

vectrus.com TRUE TO YOUR MISSION / Complementary Capabilities and Scale Should Drive Enhanced Organic Growth 27vectrus.com TRUE TO YOUR MISSION / Substantial Revenue Synergy Opportunities Across Four Core Markets Operations and Logistics Aerospace Training Technology Additional Near-Term Revenue Synergy Opportunity of >$1B Total Potential Pipeline of $60B+ Through 2026 Additional Potential Pipeline ~$20B ~$15B Source: Management estimates.

# Combination Unlocks New Program Pursuits

| Key Capabilities | | | Applicable Services Powered by Combination | Estimated Annual Value |
|---|---|---|---|---|
| VECTRUS | • Facilities Support<br>• Engineering & Digital Integration<br>• Supply Chain & Logistics | • Integrated Security<br>• IT Mission Support<br>• Maintenance, Repair & Overhaul | NASA: Facilities, Full Life Cycle Logistics, Engineering, Training, Testing, IT, and Range Support | >$500M |
| | | | Special Operations Command (SOCOM): Full Lifecycle Logistics, Aviation Maintenance and Modification, Training, Facilities and Warehousing, Rapid Response Support, Platform Integration, Communications Systems and IT | >$700M |
| Vertex | • Sensor & Platform Integration<br>• Aerospace & Defense Services<br>• Engineering & Logistics Solutions | • Training Solutions<br>• Modernization & Sustainment<br>• Mission Support | National Science Foundation: Facilities Maintenance and Infrastructure Support, IT & Communications, Air Operations, Austere Environment Support, Laboratory Operations, Aircraft Maintenance, Logistics | >$200M |

**Significant Opportunities Created by Shared Capability Set**

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# Clearly Identified Cost Synergies

## Achievable Synergies from Vertex Combination

**$20M**
Net Cost Synergies

- Expected to achieve run-rate synergies by year end 2024
- One-time costs of ~$20 million expected to be incurred over three years

## Additional Savings from Integration of TTS Business

**$18M**
Net Cost Synergies[1]

- Represents expected synergies and cost structure for TTS acquisition by Vertex
- Expected to achieve run-rate savings by end of 2023, with one-time costs of ~$18 million to be incurred over three years

- Corporate Costs
- Supply Chain & Contract Efficiencies
- Shared IT Infrastructure
- Business Systems Right-Sizing

**Total Net Synergies of ~1% of Combined Sales[2]**

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[1] Represents expected annual cost savings, partially phased in 2022 and 2023. Included in Vertex financial forecast. [2] Based on 2022E Pro Forma sales.

# Attractive Tax Attributes Drive Significant Cash Tax Savings

## Tax Asset Overview

- Vertex has ~$1.1 billion of tax attributes from previously completed transactions
- Net Present Value of tax attributes is ~$160 million[1]
- Represents ~$78 million of annual tax deduction for next 12 years and ~$53 million for 3 following years
- Provides annual cash tax savings for $18 million for next 12 years and $12 million for 3 following years

### Cash Tax Savings ($mm)

| | Years | |
|---|---|---|
| | 1 - 12 | 13 - 15 |
| Annual Pre-Tax Transaction Amortization | $ 78 | $ 53 |
| (x) Illustrative Pro Forma Tax Rate | 23 % | 23 % |
| Implied Annual Cash Tax Savings | $ 18 | $ 12 |

vectrus.com TRUE TO YOUR MISSION / 30

[1] Discounted to present using illustrative weighted average cost of capital of 7.5%.

vectrus.com TRUE TO YOUR MISSION / Strong Commitment to Our Community 31vectrus.com TRUE TO YOUR MISSION / DE&I Commitments Devoted to Our Community and Those We Serve Maintaining a work environment where diversity, equity and inclusion are central to our culture Recognizing Employee Resource Groups as crucial to inclusion and being both the employer of choice for workforce and provider of choice for clients Engaging with our local communities to support efforts and causes important to our employees and clients

Reconciliation Of Non-GAAP Measures

vectrus.com TRUE TO YOUR MISSION /vectrus.com TRUE TO YOUR MISSION / Reconciliation Of Non-GAAP Measures 33 This presentation includes certain non-GAAP financial measures, including EBITDA and Pro forma Adjusted EBITDA. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Vectrus and Vertex believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP.

vectrus.com TRUE TO YOUR MISSION / Non-GAAP Definitions 34vectrus.com TRUE TO YOUR MISSION /  Adjusted EBITDA related to Vectrus refers to earnings before interest, taxes, depreciation and amortization, as adjusted for one-time non-recurring items (as applicable).  Adjusted EBITDA related to Vertex refers to earnings before interest, taxes, depreciation and amortization, as adjusted for one-time non-recurring items (as applicable). 2022 adjusted EBITDA includes $10 million in a discount received by Vertex from Raytheon under the transition services agreement governing Raytheon’s continued provision of services to the TTS Business. Adjusted EBITDA also includes synergy assumption from Vertex’s previously closed acquisition of the TTS Business. The synergies include $18 million of expected annual cost savings, partially phased in 2022 and 2023 and reaching full run-rate in 2024. Adjusted EBITDA does not include one-time integration costs or costs to achieve expected synergies.  Adjusted EBITDA related to the combined entity of Vectrus and Vertex refers to earnings before interest, taxes, depreciation and amortization, as adjusted for one-time non-recurring items (as applicable). 2022 adjusted EBITDA includes $10 million in a discount received by Vertex from Raytheon under the transition services agreement governing Raytheon’s continued provision of services to the TTS Business. Adjusted EBITDA also includes synergy assumption from Vertex’s previously closed acquisition of the TTS Business.

vectrus.com TRUE TO YOUR MISSION /vectrus.com TRUE TO YOUR MISSION / Reconciliation of Non-GAAP Measures 35 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended April 1, 2022 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 1, 2022 Adjusted Revenue 456,471$ —$ —$ —$ 456,471$ Growth 5.2% 5.2 % Operating income 5,237$ 9,068$ —$ 2,301$ 16,606$ Operating margin 1.1% 3.6 % Interest expense, net (1,681)$ —$ —$ —$ (1,681)$ Income from operations before income taxes 3,556$ 9,068$ —$ 2,301$ 14,925$ Income tax expense 701$ 1,787$ —$ 453$ 2,941$ Income tax rate 19.7% 19.7 % Net income 2,855$ 7,281$ —$ 1,848$ 11,984$ Weighted average common shares outstanding, diluted 11,902 11,902 Diluted earnings per share 0.24$ 0.61$ —$ 0.16$ 1.01$ EBITDA (Non-GAAP Measures) ($K) Three Months Ended April 1, 2022 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 1, 2022 Adjusted Operating Income 5,237$ 9,068$ —$ 2,301$ 16,606$ Add: Depreciation and Amortization 3,892$ —$ —$ (2,301)$ 1,591$ EBITDA 9,129$ 9,068$ —$ —$ 18,197$ EBITDA Margin 2.0% 4.0%

vectrus.com TRUE TO YOUR MISSION /vectrus.com TRUE TO YOUR MISSION / Reconciliation of Non-GAAP Measures 36 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) ($K, except per share data) Three Months Ended April 2, 2021 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 2, 2021 Adjusted Revenue 434,004$ —$ —$ —$ 434,004$ Operating income 16,533$ —$ 157$ 2,450$ 19,140$ Operating margin 3.8% 4.4 % Interest expense, net (1,932)$ —$ —$ —$ (1,932)$ Income from operations before income taxes 14,601$ —$ 157$ 2,450$ 17,208$ Income tax expense (benefit) 2,553$ —$ 27$ 428$ 3,008$ Income tax rate 17.5% 17.5 % Net income 12,048$ —$ 130$ 2,022$ 14,200$ Weighted average common shares outstanding, diluted 11,827 11,827 Diluted earnings per share 1.02$ —$ 0.01$ 0.17$ 1.20$ EBITDA (Non-GAAP Measures) ($K) Three Months Ended April 2, 2021 M&A, Integration, and Related Costs LOGCAP V Pre-Operational Legal Costs Amortization of Acquired Intangible Assets Three Months Ended April 2, 2021 Adjusted Operating Income 16,533$ —$ 157$ 2,450$ 19,140$ Add: Depreciation and Amortization 3,998$ —$ —$ (2,450)$ 1,548$ EBITDA 20,531$ —$ 157$ —$ 20,688$ EBITDA Margin 4.7% 4.8%